     ALLMERICA FINANCIAL                                    SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
                    JUNE 30, 1998


                                                    ALLMERICA SECURITIES TRUST





            AST                                                 1998



                                         [ALLMERICA FINANCIAL LOGO APPEARS HERE]

TABLE OF CONTENTS

Trust Information........................    2
A Letter from the Chairman...............    3
Bond & Money Market Overview.............    4
Trust Overview...........................    6
Financials...............................  F-1
Shareholder Information..................  F-11

TRUST INFORMATION

Board of Trustees
John F. O'Brien, Chairman
P. Kevin Condron/*/
Cynthia A. Hargadon/*/
Gordon Holmes/*/
John P. Kavanaugh
Bruce E. Langton/*/
Attiat F. Ott/*/
Paul D. Paganucci/*/
Richard M. Reilly
Ranne P. Warner/*/

Officers
Richard M. Reilly, President
Thomas P. Cunningham, Treasurer
George M. Boyd, Secretary

Investment Adviser
Allmerica Asset Management, Inc.
440 Lincoln Street, Worcester, MA 01653

Registrar and Transfer, Dividend Disbursing and Reinvestment Agent
The Bank of New York
P.O. Box 11258, Church Street Station, New York, NY 10286

Custodian
Bankers Trust Company
16 Wall Street, New York, NY 10005

Administrator
First Data Investor Services Group
4400 Computer Drive, Westborough, MA 01581

/*/Independent Trustees

Independent Accountants
PricewaterhouseCoopers LLP
160 Federal Street, Boston, MA 02110

Legal Counsel
Ropes & Gray
One International Place, Boston, MA02110

Shareholders Inquires May Be Directed To:
The Bank of New York Shareholder Relations
Department  11E P.O. Box 11258 Church Street
Station, New York, NY 10286
1-800-432-8224

A LETTER FROM THE CHAIRMAN

[PICTURE APPEARS HERE]

Dear Client:

The U.S. economy is now in its eighth year of expansion and continues to show surprising strength. First quarter gross domestic (GDP) rose at a strong rate of 5.4% although economic growth clearly slowed during the second quarter. The Federal Reserve Board continues to watch for signs of inflation but the evidence is contradictory.

Unemployment is low and labor shortages have developed in certain areas and industries, driving up wages. At the same time, commodity prices are declining, particularly for oil and certain foods. The turmoil in Asia is also resulting in decreased demand for U.S. exports and an increase in supply of lower priced imports. These competing forces have led to a kind of stalemate and the Federal Reserve has not been forced to raise or lower interest rates.

With no change in Federal Reserve policy during the last six months, interest rates have been driven by investors' concerns and expectations. After a strong start in January, investors became concerned about the strong economy and drove interest rates higher in February and March. Then as monetary and economic issues continued to worsen in the Far East, investors sought high-quality U.S. Treasury instruments and drove bond prices higher and interest rates lower.

These fluctuations were challenging for many fixed income portfolio managers on a day-to-day basis. But long-term investors can look back on a relatively stable economic period. Inflation continues to be modest, economic growth is solid and interest rates are roughly 0.25% lower than they were at the start of the year. Corporate credit-quality remains sound and default ratios are near their historical lows. As a result, the broad bond market produced a solid return of 3.92% as measured by the Lehman Brothers Aggregate Bond Index while your fund had a total return of 5.03%.

We are pleased to report that on August 11, 1998, the Allmerica Securities Trust Board of Trustees declared a quarterly dividend of $0.21 per share, payable on September 30, 1998 to shareholders of record on August 31, 1998. For the 12-month period ended June 30, 1998, the Trust paid dividends of $0.84 per share producing a current yield of 7.81% based on the period-end closing price of $10.75. By comparison, the yield on the 10-year Treasury note as of June 30, 1998 was 5.45%.

While expecting little change during the latter half of this year, the Trust's manager will continue to monitor macro economic issues while utilizing strong credit skills to identify good investments one bond at a time.

All of us at Allmerica look forward to continuing to provide you with a broad array of high-quality investment and retirement products.

On behalf of the Board of Trustees,

/s/ John F. O'Brien

John F. O'Brien

Chairman of the Board
Allmerica Securities Trust

BOND & MONEY MARKET OVERVIEW


In much the same fashion as the equity market, the performance of the U.S. bond market was significantly affected by the turmoil in Asia during the first half of 1998. Given this backdrop, some sectors of the market fared well, while others struggled.

Starting off on a positive note, the U.S. economy appeared strong with Gross Domestic Product (GDP) rising nearly 5.4% in the first quarter. Low inflation, favorable credit conditions and higher equity valuations all drove this strong economic growth and price stability. As growth continued, fixed income investors grew nervous and anticipated that the Federal Reserve would raise interest rates to ward off inflation.

But, as Asia's markets grew weaker, growth in the U.S. slowed. So, the Federal Reserve adopted a "wait and see" approach regarding any moves toward tightening or relaxing monetary policy.

Bond investors, on the other hand, quickly reacted to these developments. Initially content, they worried that the economy was growing too fast only to gain comfort from the slowing effect of the Asian crisis. Their concerns drove interest rates which rose during the first quarter only to fall to new lows during the second quarter.

Corporate credit issues also went on a roller coaster ride. The volatility in foreign exchanges and global markets, caused a flight to quality preference for U.S. Treasuries. Coupled with concerns about future growth of the U.S. economy and the expected level of corporate profits, corporate bond spreads widened causing investment grade corporates to lag comparable duration Treasuries by 24 basis points for the first six months of the year. Although spreads initially narrowed from their levels in January, they reversed course again in June,



1993: U.S. economy gains momentum. Consumer spending and installment debt increase.

1994:  Federal Reserve Board

raises interest rates six times in an effort to slow down the economy and keep inflation in check, sending bond prices sharply lower.

1995: U.S. bond market enjoys its third best performance in 30 years, thanks to strong total returns from 30-year U.S. Treasuries and corporate issues.

1996: Outlook for Federal Reserve policy affects U.S. bond market. Long-predicted interest rate cuts, which would have fueled this market, never occur.

1997: Low inflation and declining interest rates fuel the bond market, which enjoys its best returns since 1995.

1998:  Performance of the

U.S. bond market is significantly affected by the turmoil in Asia for the first half of 1998.

Ongoing financial crisis in Asia causes a flight to quality for both stock and bond investors.

Long-term U.S. Treasuries deliver their best performance in years as investors favor their inherent safety.



1998     JAN                       FEB                      MAR


[PICTURE APPEARS HERE]


Uncertain about the potential effects of the Asian crisis on the U.S., the Federal Reserve adopts a wait and see approach to changing interest rates.

BOND & MONEY MARKET OVERVIEW

widening to levels not seen in six years. Surprisingly, the actual credit quality of U.S. issuers remained at its best level in years, as ratings upgrades outpaced downgrades in the market, unlike previous periods of under-performance in this sector.

The yield on the 30-year bond fell to 5.62%, its lowest level in decades. But it fell only modestly for shorter term issues. Overall, Treasuries outperformed selected fixed income instruments and contributed to the overall 3.93% gain in the market as measured by the Lehman Aggregate Bond Index.

Despite a poor showing in the second quarter, the high yield market remained the best-performing fixed income sector for the first half of 1998. As with investment grade corporate bonds, high yield issues suffered during the second quarter in part from the renewed uncertainty surrounding emerging markets as well as from the diminished flows of cash into high yield bond funds.

The significant declines in long-term interest rates had a major impact on the mortgage market. With some of the lowest rates in years, homeowners refinanced in record numbers, causing prepayments on mortgage-backed securities to increase, adversely affecting their returns.

Entering the second half of 1998, solid fundamentals remain firmly in place for the U.S. bond market. As investors continue to watch for signs of recovery in Asia, the Federal Reserve is likely to maintain its neutral monetary policy. Given this scenario, the outlook for Treasuries and highly rated corporates should remain particularly favorable.

[PICTURE APPEARS HERE]

Mortgage-backed securities lose ground amid record mortgage refinancing.

[PICTURE APPEARS HERE]

Investors continue to watch for signs of recovery in Asia, causing the outlook for U.S. Treasuries to remain favorable.

APR                      MAY                           JUN

[PICTURE APPEARS HERE]

Investors flight to quality benefits highly rated corporate bonds.

High-yield issues suffer due to renewed uncertainty in the emerging markets.

Allmerica Securities Trust

For the six-month period ended June 30, 1998, the Allmerica Securities Trust posted a 5.03% return outpacing the 4.15% of the Lehman Corporate Bond Index for the same period.

During the first half of 1998, the bond market posted solid returns as U.S. Treasuries performed strongly while other sectors produced mixed results. Specifically, investment grade corporates lagged comparable duration Treasuries, although selected issues contributed results.

Throughout the year, media was the largest sector represented in the portfolio. Although corporate spreads in general widened, selected media issues benefited from positive credit developments. For example, the record-breaking merger between TCI and AT&T prompted yield spreads to narrow for TCI paper on the expectations that a ratings upgrade from BBB to A would result.

Exposure in the Finance sector was adjusted to capitalize on industry consolidation. During the period, the managers broadened holdings to include larger domestic banks and insurance companies. Specifically, issues of Merita Bank, a Scandinavian financial institution, were sold to purchase Chase Manhattan Bank issues to benefit from large bank mergers.

The high yield market was the best-performing fixed income sector for the year, despite a poor showing in the second quarter. The market was hurt by renewed uncertainty about emerging markets and less flows of cash from high yield mutual funds. Looking ahead, management expects renewed support for this sector from Collateralized Bond Obligation (CBO) transactions.

                         AVERAGE ANNUAL TOTAL RETURNS

Investment Adviser
Allmerica Asset Management, Inc.

About The Fund
Seeks to generate a high rate of current income for distribution to shareholders.

 Years ended June 30, 1998                 1 Year   5 Years   10 Years
 Allmerica Securities Trust               12.65%     8.04%      9.93%
 Lehman Brothers Corporate Bond Index     11.38%     7.10%      9.18%
 Lipper Corporate Debt
 BBB-Rated Fund Average                   10.50%    07.59%     09.35%




                             PORTFOLIO COMPOSITION

As of June 30, 1998, the sector allocation of net assets was:

                             HISTORICAL PERFORMANCE

                                   Total Return        Total Return
                                on Net Asset Value    on Market Value
 1993                                       12.65%              6.87%
 1994                                       (2.41%)           (12.48%)
 1995                                       18.58%             21.71%
 1996                                        5.35%              6.06%
 1997                                       11.34%             14.07%
 1998 (as of June 30, 1998)                  5.03%              3.41%

Corporate Notes and Bonds 74%



              U.S. Government
              Obligations 14%

   Asset-Backed Securities 8%
             Foreign Bonds 2%
Cash Equivalents and Other 2%


The Lehman Brothers Corporate Bond Index is an unmanaged index of all publically issued, fixed-rate, non-convertible investment grade corporate debt. The Lipper Corporate Debt BBB-Rated Fund Average is a non-weighted index of 107 funds within the Corporate BBB Debt Fund category.

                                   Financials

--------------------------------------------------------------------------------
                          ALLMERICA SECURITIES TRUST
--------------------------------------------------------------------------------
             PORTFOLIO OF INVESTMENTS . JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                  VALUE
PAR VALUE                                  MOODY'S RATINGS      (NOTE 2)
--------------------------------------------------------------------------------
CORPORATE NOTES AND BONDS - 73.94%

           FINANCE - 17.23%
$1,150,000 BCH Cayman Islands
           Yankee Subordinated Notes, Guaranteed
           6.50%, 02/15/06                             A   $   1,160,182
1,400,000  Capital One Financial Corp.
           7.25%, 12/01/03                            Ba       1,432,536
1,000,000  Cenfed Financial Corp., Senior Debenture
           11.17%, 12/15/01(A)                        Bb       1,106,600
1,000,000  Chase Manhattan Corp.
           6.38%, 02/15/08                             A       1,000,830
1,500,000  Colonial Capital II, Series A, Guaranteed
           8.92%, 01/15/27(A) (D)                     BB       1,677,933
  975,000  Compass Trust I, Series A, Guaranteed
           8.23%, 01/15/27                             A       1,068,080
  800,000  Conseco Financing Trust III
           8.80%, 04/01/27                            Ba         908,905
1,000,000  First Tennessee National Corp.
           Subordinated Notes
           6.75%, 11/15/05                           Baa       1,032,792
1,000,000  Homeside Lending, Inc., MTN
           6.88%, 05/15/00                             A       1,013,559
  124,019  Jennifer Holding Corp.
           12.25%, 12/30/98 (B)                       NR         125,986
  270,458  Mack Trust, Inc.
           10.91%, 04/01/99 (B)                       NR         285,211
  550,000  MBNA Corp., MTN
           6.96%, 09/12/02                           Baa         561,744
  569,250  Midland Funding Corp., Series C
           Senior Secured Lease Obligation
           10.33%, 07/23/02                           Ba         615,925
1,000,000  The Money Store, Inc.
           8.05%, 04/15/02                            Ba       1,062,635
1,000,000  Providian Capital, Series A, Guaranteed
           9.53%, 02/01/27 (A)                        Ba       1,148,902
1,000,000  Riggs Capital Trust
           8.63%, 12/31/26 (A)                       Baa       1,103,649
1,000,000  St. George Bank, Ltd., Yankee Debenture
           7.15%, 10/15/05 (A)                       Baa       1,036,510
1,250,000  Zions Institutional Capital Trust
           Series A, Guaranteed
           8.54%, 12/15/26                             A       1,402,902
                                                          --------------
                                                              17,744,881
                                                          --------------

           INDUSTRIAL - 12.25%
2,000,000  Bethlehem Steel Corp., Senior Notes
           10.38%, 09/01/03                           Ba       2,160,000
  950,000  Buckeye Cellulose Corp.
           Senior Subordinated Notes
           9.25%, 09/15/08                            Ba         999,875
1,000,000  CSC Holdings, Inc., Debenture
           7.88%, 02/15/18                            Ba       1,052,500
1,000,000  Georgia Gulf Corp.
           7.63%, 11/15/05                            Ba       1,030,713
  649,000  Homeside, Inc., Senior Notes, Series B
           11.25%, 05/15/03 (A)                       Ba         769,876
$1,000,000 Interpool, Inc.
           7.35%, 08/01/07 (A)                        Ba   $   1,007,732
1,000,000  LTV Corp., Senior Notes, Guaranteed
           8.20%, 09/15/07 (A)                        Ba         965,000
  500,000  McDermott (J. Ray) SA
           Senior Subordinated Notes
           9.38%, 07/15/06                             B         537,500
  950,000  Owens-Illinois, Inc., Senior Notes
           7.85%, 05/15/04                            Ba         994,599
1,000,000  RPM, Inc., Senior Notes
           7.00%, 06/15/05                           Baa       1,036,435
1,000,000  Stone Container Corp., Senior Notes
           11.88%, 12/01/98                            B       1,007,500
1,000,000  Westinghouse Electric Corp., Debenture
           8.38%, 06/15/02                            Ba       1,054,265
                                                          --------------
                                                              12,615,995
                                                          --------------

           OIL, GAS AND PETROLEUM - 9.42%
2,000,000  ANR Pipeline Co., Debenture
           9.63%, 11/01/21                           Baa       2,726,068
1,000,000  Clark Oil & Refining Corp., Senior Notes
           9.50%, 09/15/04                            Ba       1,026,250
1,000,000  Oryx Energy Co., Debenture
           10.00%, 06/15/99                           Ba       1,076,987
1,450,000  Seagull Energy Corp., Senior Notes
           7.88%, 08/01/03                            Ba       1,460,875
1,250,000  Texas Eastern Transmission Corp., Debenture
           10.00%, 08/15/01                            A       1,385,322
1,000,000  Tosco Corp.
           7.00%, 07/15/00                           Baa       1,015,028
  900,000  Valero Management Partnership, LP
           First Mortgage, Series J-12
           10.02%, 03/15/07 (B)                       NR       1,011,636
                                                          --------------
                                                               9,702,166
                                                          --------------

           COMMUNICATIONS - 9.23%
  500,000  Clear Channel Communications, Inc.
           Debenture
           7.25%, 10/15/27                           Baa         515,130
1,000,000  Comcast Cable Communications, Inc.
           8.13%, 05/01/04 (A)                       Baa       1,087,350
1,000,000  Continental Cablevision, Inc.
           8.50%, 09/15/01                           Baa       1,066,350
  750,000  Continental Cablevision, Inc.
           8.30%, 05/15/06                           Baa         830,243
  700,000  Hearst-Argyle Television, Senior Notes
           7.00%, 01/15/18                           Baa         710,514
  300,000  Kerrville Telephone Co.
           9.76%, 03/29/00 (B)                        NR         312,255
1,850,000  TCI Communications, Inc.
           7.88%, 02/15/26                           Baa       2,077,498
  500,000  Viacom, Inc., Senior Notes
           7.75%, 06/01/05                            Ba         534,902
1,000,000  Viacom, Inc., Senior Debenture, Guaranteed
           7.63%, 01/15/16                            Ba       1,096,230
1,175,000  WorldCom, Inc.
           7.75%, 04/01/07                           Baa       1,269,300
                                                          --------------
                                                               9,499,772
                                                          --------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          ALLMERICA SECURITIES TRUST
--------------------------------------------------------------------------------
        PORTFOLIO OF INVESTMENTS, CONTINUED . JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                          VALUE
PAR VALUE                              MOODY'S RATINGS  (NOTE 2)
--------------------------------------------------------------------------------

           UTILITIES - 6.39%
$1,550,000 Connecticut Light & Power Co.
           First Mortgage, Series 94D
           7.88%, 10/01/24                   Ba         $   1,660,814
1,162,000  North Atlantic Energy Corp.
           First Mortgage, Series A
           9.05%, 06/01/02                    B             1,196,206
1,270,000  Sithe/Independence Funding Corp.
           Series A
           9.00%, 12/30/13                  Baa             1,515,846
1,500,000  Texas-New Mexico Power Co.
           First Mortgage, Series U
           9.25%, 09/15/00                   Ba             1,584,316
  600,000  Texas Utilities Electric Co.
           First Mortgage
           7.38%, 10/01/25                  Baa               620,970
                                                         ------------
                                                            6,578,152
                                                         ------------

           MERCHANDISING AND RETAIL - 4.07%
1,000,000  Federated Department Stores, Inc.
           Senior Notes
           10.00%, 02/15/01                 Baa             1,091,683
  950,000  Meyer (Fred), Inc.
           7.38%, 03/01/05                   Ba               957,397
1,000,000  Kroger Co., Senior Subordinated
            Notes 10.00%, 05/01/99           Ba             1,026,598
1,000,000  USG Corp., Senior Notes
           8.50%, 08/01/05                  Baa             1,111,800
                                                         ------------
                                                            4,187,478
                                                         ------------

           CONSUMER PRODUCTS - 3.77%
1,000,000  Chiquita Brands International,
            Inc. 9.13%, 03/01/04              B             1,027,500
1,000,000  DiMon, Inc., Senior Notes, Series
            B 8.88%, 06/01/06                Ba             1,066,587
1,600,000  Ralston Purina Co., Debenture
           7.75%, 10/01/15                  Baa             1,791,800
                                                         ------------
                                                            3,885,887
                                                         ------------

           TRANSPORTATION - 3.56%
1,000,000  AMR Corp., Debenture
           10.00%, 02/01/01                 Baa             1,092,010
1,203,934  Delta Airlines, Inc.
           9.23%, 07/02/02 (B)               NR             1,204,259
  659,000  U.S. Air, Inc., Equipment Trust,
            Series D 10.30%, 01/15/00        Ba               684,046
  661,000  U.S. Air, Inc., Equipment Trust,
            Series F 10.30%, 01/15/00        Ba               686,122
                                                         ------------
                                                            3,666,437
                                                         ------------

           SECURITIES BROKERS, DEALERS AND EXCHANGES - 2.88%
1,000,000  Donaldson Lufkin & Jenrette, Inc.
           Senior Notes
           6.88%, 11/01/05                    A             1,032,923
  888,859  Jones (Edward D.) & Co., LP
           7.95%, 04/15/06 (B)               NR               922,902

           SECURITIES BROKERS, DEALERS
           AND EXCHANGES (CONTINUED)
$1,000,000 Legg Mason, Inc., Senior Notes
           6.50%, 02/15/06                  Baa         $   1,008,463

                                                            2,964,288


           PRINTING AND PUBLISHING - 2.20%
1,000,000  Time Warner, Inc., Debenture
           9.15%, 02/01/23                  Baa             1,268,951
  850,000  Time Warner Entertainment Co., LP
           Senior Debenture
           8.38%, 03/15/23                  Baa               995,141

                                                            2,264,092


           HEALTH CARE - 1.97%
  675,000  Allegiance Corp.
           7.30%, 10/15/06                  Baa               718,038
  300,000  Tenet Healthcare Corp.
           Senior Subordinate Notes
           8.63%, 01/15/07                   Ba               309,375
1,000,000  Tenet Healthcare Corp.
           Senior Notes
           7.63%, 06/01/08 (A)               Ba             1,004,364
                                                         ------------
                                                            2,031,777
                                                         ------------

           TECHNOLOGY - 0.97%
1,000,000  Computer Associates, International
           6.25%, 04/15/03 (A)              Baa             1,000,412

           TOTAL CORPORATE NOTES AND BONDS                 76,141,337

           (Cost $71,411,163)

U.S. GOVERNMENT OBLIGATIONS - 14.11%

           U.S. TREASURY BONDS - 8.19%
5,150,000  7.25%, 05/15/16                  Aaa             6,035,156
2,025,000  7.13%, 02/15/23                  Aaa             2,395,196
                                                         ------------
                                                            8,430,352
                                                         ------------

           U.S. TREASURY NOTES - 5.92%
  930,000  6.88%, 05/15/06                  Aaa             1,007,306
                                                         ------------
4,665,000  7.00%, 07/15/06                  Aaa             5,096,513
                                                         ------------
                                                            6,103,819
                                                         ------------
              TOTAL U.S. GOVERNMENT OBLIGATIONS            14,534,171
                                                         ------------
              (Cost $13,712,919)

ASSET-BACKED SECURITIES - 7.83%

1,000,000  American Airlines, Inc
           Pass-Through Trust , Series 1991 -
           C2 9.73%, 09/29/14                 A             1,273,700
1,000,000  BankBoston RV Asset Backed Trust,
           Series 1997 - 1, Class A8
           6.54% , 02/15/09                 Aaa             1,014,440
  375,000  Barnett Auto Trust
           Series 1997-A, A3
           6.03%, 11/15/01                  Aaa               375,844

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                          ALLMERICA SECURITIES TRUST
--------------------------------------------------------------------------------
        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                       VALUE
PAR VALUE                                         MOODY'S RATINGS     (NOTE 2)
--------------------------------------------------------------------------------

ASSET-BACKED SECURITIES (CONTINUED)

$ 162,520  Eaglemark Trust
           Harley-Davidson, Series 1995 - 1
           6.80%, 12/15/01 (A)                         Aaa            $  166,871
  999,704  First Plus Home Loan Trust
           Series 1996-2, Class A5
           7.47%, 02/20/11                             Aaa             1,022,617
  732,559  Green Tree Recreational Equipment &
           Consumer Trust
           Series 1997-B, Class A-1
           6.55%, 07/15/28                              NR               744,939
  551,905  Green Tree Financial Corp.
           Series 1995-A,Class A
           7.25%, 07/15/05                             Baa               560,813
  561,809  National Auto Finance
           Series 1996-1, Class A
           6.33%, 12/21/02                             Aaa               565,158
  650,000  Resolution Trust Corp.
           Series 1995 - 1, Class A4C, CMO
           6.85%, 02/25/27                             Aaa               653,399
1,294,374  United Air Lines, Inc.
           Pass Through Trust, Series 1991 - B1
           9.30%, 03/22/08                             Baa             1,484,634
   13,035  Western Financial Grantor Trust
           Series 1994-2, Class A2
           6.38%, 09/01/99                             Aaa                13,051
  187,132  Western Financial Grantor Trust
           Series 1995-2, Class A2
           7.10%, 07/01/00                             Aaa               188,264
                                                                       ---------
           TOTAL ASSET-BACKED SECURITIES                               8,063,730
                                                                       ---------
           (Cost $7,230,950)

FOREIGN BONDS (C) - 2.36%

$  950,000  Republic of Colombia, Series E, MTN
            8.66%, 10/07/16 (A)                        Baa         $     937,241
 1,500,000  United Mexican States
            Yankee Emerging Market Notes
            8.50%, 09/15/02                             Ba             1,488,750
                                                                   -------------
            TOTAL FOREIGN BONDS                                        2,425,991
                                                                   -------------
            (Cost $2,131,580)

SHARES
------

INVESTMENT COMPANY - 0.11%

   112,652  SSgA Prime Money Market Fund                NR               112,652
                                                                   -------------
            TOTAL INVESTMENT COMPANY                                     112,652
                                                                   -------------
            (Cost $112,652)


TOTAL INVESTMENTS - 98.35%                                           101,277,881
                                                                   -------------
(Cost $94,599,264)
NET OTHER ASSETS AND LIABILITIES - 1.65%                               1,704,005
                                                                   -------------
Net Assets - 100.00%                                               $ 102,981,886
                                                                   =============

------------------------------
(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold, in transactions exempt from registration, to qualified institutional buyers. At June 30, 1998, these securities amounted to $13,012,440 or 12.64% of net assets.
(B) Restricted Security - Represents ownership in a private placement investment which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. For additional information concerning each restricted security, see Note 5.
(C)    U.S. currency denominated.
(D) Standard & Poor's ("S&P") credit ratings are used in the absence of a rating by Moody's Investors, Inc.
CMO    Collateralized Mortgage Obligation
MTN    Medium Term Note

OTHER INFORMATION
For the six months ended June 30, 1998, the aggregated cost of purchases and the proceeds of sales, other than from short-term investments, included $12,349,728 and $10,950,518 from non-governmental issuers, respectively, and $4,232,815 and $5,621,114 from U.S. Government and Agency issuers, respectively.

At June 30, 1998, the value of the securities loaned and the value of collateral amounted to $1,341,360 and $1,414,000, respectively

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

          Moody's Ratings                  S&P Ratings
       Aaa             18.30%           BB            1.63%
       A                9.22
       Baa             30.87
       Ba              30.48
       Bb               1.09
       B                3.72
       NR (Not Rated)   4.69
                     --------                        -------
                       98.37%                         1.63%
                     ========                        =======

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 1998, the aggregate cost of investment securities for tax purposes was $94,599,264. Net unrealized appreciation (depreciation) aggregated $6,678,617, of which $6,841,798 related to appreciated investment securities and $(163,181) related to depreciated investment securities.

As of December 31, 1997, the Trust had capital loss carryforwards which expire as follows: $909,828 in 1998, $260,009 in 2002 and $17,365 in 2005.

                      See Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------------------------
                                             ALLMERICA SECURITIES TRUST
-------------------------------------------------------------------------------------------------------------------------
                          STATEMENT OF ASSETS AND LIABILITIES . June 30, 1998 (Unaudited)
-------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments (Note 2):
      Investments at cost.........................................................................    $  94,599,264
      Net unrealized appreciation (depreciation)..................................................        6,678,617
                                                                                                      -------------
         Total investments at value...............................................................      101,277,881
   Cash...........................................................................................               --
   Short-term investments held as collateral for securities loaned (Note 2).......................        1,414,000
   Interest and dividend receivables..............................................................        1,989,667
                                                                                                      -------------
         Total Assets.............................................................................      104,681,548
                                                                                                      -------------

LIABILITIES:
   Advisory fee payable (Note 3)..................................................................           41,275
   Trustees' fees and expenses payable............................................................            5,537
   Payable to Custodian...........................................................................          184,576
   Accrued expenses and other payables ...........................................................           54,274
   Collateral for securities loaned (Note 2)......................................................        1,414,000
                                                                                                      -------------
         Total Liabilities .......................................................................        1,699,662
                                                                                                      -------------
NET ASSETS........................................................................................    $ 102,981,886
                                                                                                      =============

NET ASSETS consist of:
   Par Value (Note 4).............................................................................    $   8,592,306
   Paid-in capital ...............................................................................       88,551,952
   Undistributed (distribution in excess of)net investment income ................................          (33,238)
   Accumulated (distribution in excess of) net realized gain (loss) on investments sold ..........         (807,751)
   Net unrealized appreciation (depreciation) of investments .....................................        6,678,617
                                                                                                      -------------
TOTAL NET ASSETS..................................................................................    $ 102,981,886
                                                                                                      =============

SHARES OF BENEFICIAL INTEREST OUTSTANDING (10,000,000 AUTHORIZED SHARES WITH PAR VALUE OF $1.00)..        8,592,306

NET ASSET VALUE
   Per Share......................................................................................    $      11,985
                                                                                                      =============

MARKET VALUE (CLOSING PRICE ON NEW YORK STOCK EXCHANGE)
   Per Share......................................................................................    $      10,750
                                                                                                      =============

                      See Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------------------
                                             ALLMERICA SECURITIES TRUST
-------------------------------------------------------------------------------------------------------------------
                   STATEMENT OF OPERATIONS . For the Six Months Ended June 30, 1998 (Unaudited)
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest (including income on securities loaned of $5,723)(Note 2) ...........................      $  3,854,712
   Dividends (Note 2) ...........................................................................            15,795
                                                                                                       ------------
      Total investment income ...................................................................         3,870,507
                                                                                                       ------------

EXPENSES:
   Investment advisory fees (Note 3) ............................................................           249,825
   Fund accounting fees (Note 3) ................................................................            18,759
   Custodian and securities lending fees (Note 2)................................................             3,063
   Transfer agent fees...........................................................................            46,448
   Legal fees ...................................................................................             1,434
   Audit fees ...................................................................................             5,442
   Trustees' fees and expenses (Note 3) .........................................................             8,751
   Reports to shareholders ......................................................................            25,395
   New York Stock Exchange fees .................................................................             8,107
   Miscellaneous ................................................................................             2,669
                                                                                                       ------------
      Total expenses ............................................................................           369,893
                                                                                                       ------------
NET INVESTMENT INCOME ...........................................................................         3,500,614
                                                                                                       ------------


NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS (Note 2):
   Net realized gain (loss) on investments sold .................................................           385,151
   Net change in unrealized appreciation (depreciation) of investments...........................         1,132,737
                                                                                                       ------------
NET GAIN (LOSS) ON INVESTMENTS ..................................................................         1,517,888
                                                                                                       ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS .............................................................      $  5,018,502
                                                                                                       ============

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------------------------

                                                                                 Six Months Ended      Year Ended
                                                                                   June 30, 1998      December 31,
                                                                                    (Unaudited)           1997
                                                                                  ----------------------------------
NET ASSETS AT BEGINNING OF PERIOD                                                 $  101,572,152      $   98,135,471
                                                                                  --------------      --------------

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income.............................................                  3,500,614           7,194,926
   Net realized gain (loss) on investments sold......................                    385,150              41,783
   Net change in unrealized appreciation (depreciation) of investments                 1,132,738           3,417,509
                                                                                  --------------      --------------
   Net increase (decrease) in net assets resulting from operations ..                  5,018,502          10,654,218
                                                                                  --------------      --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ............................................                 (3,608,768)         (7,217,537)
                                                                                  --------------      --------------

CAPITAL SHARE TRANSACTIONS:
   Issued to shareholders in reinvestment of dividends ..............                         --                  --
                                                                                  --------------      --------------
      Total increase (decrease) in net assets .......................                  1,409,734           3,436,681
                                                                                  --------------      --------------

NET ASSETS at end of period (including line A) ......................             $  102,981,886      $  101,572,152
                                                                                  ==============      ==============


(A) Undistributed (distribution in excess of) net investment income .             $      (33,238)     $       74,916
                                                                                  ==============      ==============

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                          Allmerica Securities Trust
--------------------------------------------------------------------------------


     FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                     SIX MONTHS ENDED                    YEARS ENDED DECEMBER 31,
                                                                      -------------------------------------------------------------
                                                       JUNE 30, 1998
                                                        (UNAUDITED)     1997          1996         1995         1994         1993
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period...............      $  11.821     $  11.421    $  11.694    $  10.644    $  11.773    $ 11.302
                                                         ---------     ---------    ---------    ---------    ---------    --------
Income from Investment Operations:
   Net investment income...........................          0.407         0.837        0.843        0.860        0.843       0.909
   Net realized and unrealized gain (loss)
      on investments...............................          0.177         0.403       (0.256)       1.050       (1.122)      0.472
                                                         ---------     ---------    ---------    ---------    ---------    --------
         Total from Investment Operations:.........          0.584         1.240        0.587        1.910       (0.279)      1.381
                                                         ---------     ---------    ---------    ---------    ---------    --------

Less Distributions:
   Dividends from net investment income............         (0.420)       (0.840)      (0.860)      (0.860)      (0.850)     (0.910)

                                                         ---------     ---------    ---------    ---------    ---------    --------

Net increase (decrease) in net asset value.........          0.164         0.400       (0.273)       1.050       (1.129)      0.471
                                                         ---------     ---------    ---------    ---------    ---------    --------
Net Asset Value, end of period.....................      $  11.985     $  11.821    $  11.421    $  11.694    $  10.644    $ 11.773
                                                         =========     =========    =========    =========    =========    ========

Market Value, end of period........................      $  10.750     $  10.813    $  10.250    $  10.500    $   9.375    $ 11.625
                                                         =========     =========    =========    =========    =========    ========

Total Return on Market Value, end of period........           3.41%**      14.07%        6.06%       21.71%      (12.48)%      6.87%


Ratios/Supplemental Data
Net Assets, end of period (000's)..................      $ 102,982     $ 101,572    $  98,135    $ 100,483    $  91,458    $101,161
Ratios to average net assets:
   Net investment income ..........................           6.90%*        7.27%        7.44%        7.64%        7.59%       7.72%

   Operating expenses .............................           0.73%*        0.72%        0.75%        0.77%        0.78%       0.74%

   Management Fee..................................           0.49%*        0.50%        0.50%        0.51%        0.50%       0.51%

   Portfolio Turnover Rate ........................             16%           27%          47%          42%          42%         55%


-------------------------
*      Annualized
**     Not Annualized


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                          Allmerica Securities Trust
--------------------------------------------------------------------------------

            NOTES TO FINANCIAL STATEMENTS . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

1.   ORGANIZATION

Allmerica Securities Trust (the "Trust") was organized as a Massachusetts business trust on June 30, 1986 and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

2.   SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles consistently followed by the Trust in the preparation of its financial statements.

SECURITY VALUATION: Corporate debt securities and debt securities of the U.S. government and its agencies (other than short-term investments) are valued by an independent pricing service approved by the Board of Trustees which utilizes market quotations and transactions, quotations from dealers and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Investments with prices that cannot be readily obtained are carried at fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost. At June 30, 1998, prices of securities whose total value represented 5.33% of net assets were available only from a principal market maker. These prices may differ from what would have been used had a broader market for the securities existed.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on an accrual basis and consists of interest accrued and, if applicable, discounts earned on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds are accreted. Dividend income is recorded on ex-dividend date.

FEDERAL TAXES: The Trust intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Trust will not be subject to Federal income taxes to the extent that it distributes all of its taxable income and net realized gains, if any, for its tax year ending December 31. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Trust will not be subject to Federal excise tax. Therefore, no Federal income tax provision is required.

DISTRIBUTION TO SHAREHOLDERS: Dividends to shareholders resulting from net investment income are recorded on ex-dividend date and paid quarterly. Net realized capital gains, if any, are distributed at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment for paydown gains/losses on certain securities, market discounts and losses deferred due to wash sales. Any taxable income or gain remaining at fiscal year end will be distributed in the following year.

Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the Financial Highlights.

--------------------------------------------------------------------------------
                          Allmerica Securities Trust
--------------------------------------------------------------------------------

     NOTES TO FINANCIAL STATEMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

SECURITIES LENDING: The Trust, using Bankers Trust Company ("Bankers Trust") as its agent, loaned securities to brokers who paid the Trust negotiated lenders' fees. These fees are included in interest income on the Statement of Operations. The Trust receives obligations of the U. S. government and its agencies, cash and/or cash equivalents as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. Information regarding the value of the securities loaned and the value of collateral at period end is included under the caption "Other Information" at the end of the Trust's Schedule of Investments.

The Trust pays Bankers Trust fees for their services equal to 25% of net income from the securities lending program. For the period ended June 30,1998, the Trust paid Bankers Trust $1,431.

EXPENSES: Most expenses of the Trust can be directly attributable to the Trust. Expenses which can not be directly attributable to the Trust are allocated based upon relative net assets among the Trust and one other affiliated registered investment company.

3.   INVESTMENT ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

Allmerica Asset Management, Inc. ("AAM"), a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica"), serves as Investment Adviser to the Trust. For these services, the Trust pays AAM aggregate monthly compensation at an annual rate of (a) 3/10 of 1% of average net assets plus (b) 2-1/2% of the amount of interest and dividend income.

To the extent that normal operating expenses of the Trust, excluding taxes, interest, brokerage commissions and extraordinary expenses, but including the investment advisory fee, exceed 1.50% of the first $30,000,000 of the Trust's average weekly net assets, and 1% of any excess of such value over $100,000,000, AAM will bear such excess expenses.

AAM has entered into an Administrative Services Agreement with First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, whereby Investor Services Group performs administrative services for the Trust and is entitled to receive an administrative fee and certain out-of-pocket expenses. AAM is solely responsible for the payment of the administration fee to Investor Services Group. In a separate agreement, Investor Services Group receives fees from the Trust for certain fund accounting services provided in its capacity as pricing and bookkeeping agent.

The Trust pays no salaries or compensation to any of its officers. Trustees who are not directors, officers, or employees of the Trust or the Investment Adviser are reimbursed for their travel expenses in attending meetings of the Trustees and receive fees for their services. Such amounts are paid by the Trust.

4.   SHARES OF BENEFICIAL INTEREST

There are 10,000,000 shares of $1.00 par value common stock authorized. At June 30, 1998, First Allmerica and the Trustees of the Trust owned in the aggregate 94,118 shares of beneficial interest.

--------------------------------------------------------------------------------
                          Allmerica Securities Trust
--------------------------------------------------------------------------------

     NOTES TO FINANCIAL STATEMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

5.   RESTRICTED SECURITIES

At June 30, 1998, the Trust owned the following restricted securities constituting 3.75% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The Trust would bear the registration costs in connection with the disposition of restricted securities held in the portfolio. The Trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees. Additional information on restricted securities is as follows:

                                           DATE OF              PAR                COST AT
ISSUER                                  ACQUISITION           AMOUNT            ACQUISITION              VALUE
---------------------------------------------------------------------------------------------------------------------------
Delta Airlines, Inc.                      12/12/91        $   1,203,934       $   1,218,137        $   1,204,259
Jennifer Holding Corp.                    07/17/87              124,019             131,793              125,986
Jones (Edward D.) & Co., L.P.             05/06/94              888,859             888,859              922,902
Kerrville Telephone Co.                   02/09/90              300,000             300,000              312,255
Mack Trust, Inc.                          07/14/95              270,458             280,899              285,211
Valero Management Partnership, L.P.       03/04/87              900,000             900,000            1,011,636
                                                                                  ------------------------------
Total                                                                         $   3,719,688        $   3,862,249
                                                                                  ==============================

--------------------------------------------------------------------------------
                          Allmerica Securities Trust
--------------------------------------------------------------------------------

                                OTHER INFORMATION
--------------------------------------------------------------------------------

QUARTERLY DATA (Unaudited):

                                                                     NET REALIZED AND          NET INCREASE (DECREASE)
                                         NET INVESTMENT         UNREALIZED GAINS (LOSSES)      IN NET ASSETS RESULTING
                                             INCOME                   ON INVESTMENTS               FROM OPERATIONS
                                         --------------         -------------------------      -----------------------
                   TOTAL
 QUARTERLY       INVESTMENT                           PER                          PER                           PER
   PERIOD          INCOME             AMOUNT         SHARE         AMOUNT         SHARE         AMOUNT          SHARE
---------------------------------------------------------------------------------------------------------------------------
1996
3/31/96           2,005,042          1,816,051        0.211      (3,493,629)      (0.406)     (1,677,578)     (0.195)
6/30/96           1,997,565          1,859,532        0.217        (856,366)      (0.100)      1,003,166       0.117
9/30/96           1,996,408          1,795,479        0.209         467,738        0.054       2,263,217       0.263
12/31/96          1,977,684          1,771,031        0.206       1,682,287        0.196       3,453,318       0.402

1997
3/31/97           1,985,192          1,767,212        0.205      (1,936,148)      (0.224)       (168,936)     (0.019)
6/30/97           1,990,451          1,828,065        0.213       1,985,637        0.231       3,813,702       0.444
9/30/97           1,968,825          1,792,484        0.209       2,067,555        0.241       3,860,039       0.450
12/31/97          1,965,209          1,807,165        0.210       1,342,248        0.155       3,149,413       0.365

1998
3/31/98           1,925,568          1,767,120        0.205         440,123        0.051       2,207,243       0.256
6/30/98           1,944,939          1,733,494        0.202       1,077,765        0.126       2,811,259       0.328

--------------------------------------------------------------------------------
                          Allmerica Securities Trust
--------------------------------------------------------------------------------

                            REGULATORY DISCLOSURES

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when sold may be worth more or less than their original cost.

This report is authorized for distribution to existing shareholders of Allmerica Securities Trust.

                          SHAREHOLDER TAX INFORMATION

The portion of the Trust dividends that was derived from U.S. Government obligations in 1997 and may be exempt from state income taxation is 10.92%. The states of California, Connecticut, New York, and New Jersey have exclusionary provisions, however, each of these states has a threshold requirement that must be met before the exclusion applies. During 1997, the level of exempt income did not meet these thresholds and the exclusion does not apply. All other states and the District of Columbia do not tax dividends attributable to U.S. Government obligations within the Trust.

Certain states also require, for intangible tax reporting purposes, the reporting of the percentage of assets invested in either state specific or state specific and federal obligations. The percentage applicable to the states of Florida, Kansas, Kentucky, Michigan and North Carolina is 15.333%. The percentage applicable to the state of West Virginia is 0%.


                            SHAREHOLDER INFORMATION

AUTOMATIC DIVIDEND INVESTMENT PLAN: As a shareholder, you may participate in the Trust's Automatic Dividend Investment Plan. Under the plan, dividends and other distributions are automatically invested in additional full and fractional shares of the Trust to be held on deposit in your account. Such dividends and other distributions are invested at the net asset value if lower than market price plus brokerage commission or, if higher, at the market price plus brokerage commission. You will receive a statement after each payment date for a dividend or other distribution that will show the details of the transaction and the status of your account. You may terminate or rejoin the plan at any time.

CASH INVESTMENT PLAN: The cash investment plan provides a systematic, convenient and inexpensive means to increase your investment in the Trust by putting your cash to work. The plan permits you to invest amounts ranging from $25 to $1,000 in any one month to purchase additional shares of the Trust. Regular monthy investment is not required.

Your funds are consolidated with funds of other participants to purchase shares. Shares are purchased in bulk and you realize the commission savings. You pay only a service charge of $1.00 per transaction and your proportionate share of the brokerage commission.

Your account will be credited with full and fractional shares purchased. Following each investment, you will receive a statement showing the details of the transaction and the current status of the account. The plan is voluntary and you may terminate at any time.

                    [ALLMERICA FINANCIAL LOGO APPEARS HERE]


  First Allmerica Financial Life Insurance Company . Allmerica Financial Life
     Insurance and Annuity Company (licensed in all states except NY & HI) Allmerica Trust Company, N.A. . Allmerica Investments, Inc. . Allmerica
                      Investment Management Company, Inc.
  The Hanover Insurance Company . AMGRO, Inc. . Allmerica Financial Alliance
                               Insurance Company
Allmerica Asset Management, Inc. . Allmerica Financial Benefit Insurance Company
                   . Sterling Risk Management Services, Inc.
    Citizens Corporation . Citizens Insurance Company of America . Citizens
                                Management Inc.
              440 Lincoln Street, Worcester, Massachusetts 01653


(6/98)